                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Oxis International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                           OXIS INTERNATIONAL, INC.
                       6040 N. Cutter Circle, Suite 317
                            Portland, Oregon 97217

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               December 12, 2000

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OXIS International, Inc., a Delaware corporation ("OXIS" or the "Company"), will be held at the Fifth Avenue Suites Hotel, 506 S.W. Washington, Portland, Oregon 97205, on Tuesday, December 12, 2000 at 1:30 p.m. (local time), for the following purposes:

   1. To elect a Board of six (6) directors to serve for the ensuing year and until their successors are elected.

   2. To approve an amendment of the Company's 1994 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 885,000 shares, to an aggregate of 2,250,000 shares.

   3. To transact such other and further business as may properly come before the meeting or adjournment or adjournments thereof.

   The Company's common stockholders and holders of Series B and Series C Preferred Stock of record at the close of business on October 26, 2000, are entitled to notice of and to vote at the meeting and any adjournments and postponements thereof. A complete list of such stockholders is open to examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, located at 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217.

   A proxy statement and proxy are enclosed with this Notice. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, is also enclosed herewith.

                                        By Order of the Board of Directors

                                        /s/ Jon S. Pitcher

                                        Jon S. Pitcher, Secretary

Dated: November 9, 2000

   You are urged to fill in, sign, date and mail the enclosed Proxy as soon as possible. If you attend the meeting and vote in person, the Proxy will not be used. If the Proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your Proxy will save the expense involved in further communication.

                           OXIS INTERNATIONAL, INC.
                       6040 N. Cutter Circle, Suite 317
                            Portland, Oregon 97217

                                                               November 9, 2000

                                PROXY STATEMENT

                      for Annual Meeting of Stockholders
                        to be held on December 12, 2000

   This Proxy Statement is furnished to you in connection with the solicitation by the Board of Directors of OXIS International, Inc., a Delaware corporation ("OXIS" or the "Company"), of Proxies in the accompanying form to be used at the Annual Meeting of Stockholders ("Meeting") to be held at the Fifth Avenue Suites Hotel, 506 S.W. Washington, Portland, Oregon 97205, on Tuesday, December 12, 2000 at 1:30 p.m. (local time) and at any subsequent time which may be necessary by the adjournment thereof.

   If you were a holder of record of Common Stock, Series B Preferred Stock or Series C Preferred Stock of the Company (collectively, the "Voting Stock") at the close of business on October 26, 2000 (the "Record Date"), you are entitled to vote at the Meeting and your presence is desired. However, to assure your representation at the Meeting, you are urged by the Board of Directors of the Company to sign and return the enclosed Proxy as soon as possible. You can, of course, revoke your Proxy at any time before it is voted if you so desire, either in person at the meeting or by delivery of a duly executed written statement to that effect delivered to the Secretary of the Company.

   The Company is paying all costs of the solicitation of Proxies, including the expenses of printing and mailing to its stockholders this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and form of Proxy and the Annual Report on Form 10-K for the fiscal year ended December 31, 1999. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending Proxies and proxy materials to the beneficial owners of the Company's Common Stock. Officers or employees of the Company may also solicit Proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as officers or employees.

   At the close of business on October 26, 2000, 9,370,677 shares of Common Stock, 428,389 shares of Series B Preferred Stock and 608,536 shares of Series C Preferred Stock were outstanding. Shares of Common Stock and Series B and Series C Preferred Stock are entitled to vote at the Annual Meeting. Each share of Common Stock outstanding as of October 26, 2000, is entitled to one vote. Each share of Series B Preferred Stock outstanding as of October 26, 2000, is entitled to .20 votes resulting in a total of 85,677 votes for all of the Series B Preferred Stock outstanding. Each share of Series C Preferred Stock outstanding as of October 26, 1999, is entitled to the number of votes equal to the number of shares of Common Stock into which the Series C Preferred share is convertible, times 1.30, divided by the average closing bid price of the Company's Common Stock during the fifteen (15) consecutive trading days immediately prior to the date such share of Series C Preferred Stock was purchased. As of the Record Date, each share of Series C Preferred Stock is entitled to .216 -.223 votes, resulting in a total of 133,259 votes for all of the Series C Preferred Stock outstanding.

   This Proxy Statement and the enclosed Proxy are first being mailed to the stockholders of the Company on or about November 9, 2000.

                           PROPOSALS OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received at the Company's executive offices on or before February 16, 2001, for inclusion in the Company's Proxy Statement with respect to such meeting.

                           PROXIES AND VOTE REQUIRED

Proxies

   The persons named as proxies for the Meeting in the enclosed proxy card (Joseph F. Bozman, Jr., Chairman and Stuart S. Lang, Director) were selected by OXIS' Board of Directors.

Voting of Proxies

   All properly executed Proxies that are not revoked will be voted at the Meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of Proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Board of Directors of the Company. Any stockholder signing a Proxy has the power to revoke it prior to the Meeting, or at the Meeting, prior to the vote pursuant to instructions contained in the Proxy. A Proxy may be revoked by delivering to the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Meeting and voting in person.

Vote Required

   The election of directors requires a plurality of the votes of the shares of Voting Stock present at the meeting in person or represented by Proxy and entitled to vote thereon. If a quorum is present at the meeting those nominees receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a Proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a Proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director. Approval of the proposal to adopt the amendment to the 1994 Stock Incentive Plan requires the affirmative vote of the majority of shares of Voting Stock present at the meeting in person or represented by Proxy and abstentions will be treated as votes against. For any other matter submitted to stockholders at the Meeting, if a quorum is present, the affirmative vote of the majority of the shares voted is required for approval. As a result, abstention votes have the effect of a vote against such matters.

   The presence in person or by Proxy of a majority of the votes of the shares of the Voting Stock outstanding and entitled to vote at the Meeting is required for a quorum.

Effect of Broker Non-Votes

   "Broker Non-Votes" occur when a broker holding shares of stock in street name withholds its vote on certain non-routine matters because the broker has not received instructions from the beneficial owner of those shares of stock and does not have discretionary authority to vote on such non-routine matters without such instructions. Brokers holding shares of stock in street name must receive specific instructions from the beneficial owners in order to have the authority to vote, in person or by Proxy, on certain "non-routine" matters. When a beneficial owner does not give specific instructions to the broker, the broker, as the holder of record, is entitled to vote only on "routine" matters and must withhold its votes as to any non-routine matters. When a Proxy solicitation includes a non-routine proposal and the broker does not receive specific instructions from the beneficial owner, the resulting Proxy is considered a "limited Proxy." Shares represented by limited Proxies are considered present for quorum purposes. However, shares represented by limited Proxies are not considered present for purposes of determining the total number of shares with voting power present with regard to a non-routine proposal. The resulting broker non-vote will not be counted for or against such non-routine proposal.

   Proposal 1 (Election of Directors) is a "routine" matter upon which brokers can cast votes with or without specific instructions from the beneficial holders and such brokers' votes will be counted for purposes of determining whether such Proposal has been approved. Proposal 2 (Amendment of the OXIS 1994 Stock Incentive Plan) is a "non-routine" proposal. Shares represented by limited Proxies will not be considered present for purposes of determining the total number of shares with voting power present with regard to this proposal. Consequently, Broker non-votes will not be counted for or against this proposal.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS
                            (Item 1 on Proxy Card)

   The Board of Directors of the Company currently consists of nine individuals, six of whom have been nominated for election at the Meeting. The Board of Directors of the Company has passed a resolution amending the Company's bylaws to fix the number of directors at six (6), effective upon the election of directors at the Meeting. Unless otherwise instructed, the Proxy holders will vote the Proxies held by them for the Company's six nominees. In the event that any such nominee is unable or declines to accept nomination or election, the Proxies will be voted for any nominee who shall be recommended by the present Board of Directors. Directors are to be elected to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The names and ages of the six nominees for director are set forth below:

   Name                                               Age       Position
   ----                                               ---       --------
   Joseph F. Bozman, Jr. ............................  55 Chairman of the Board
   Timothy G. Biro...................................  47 Director
   Richard A. Davis..................................  64 Director
   Timothy C. Rodell.................................  49 Director
   Stuart S. Lang....................................  63 Director
   Ray R. Rogers.....................................  60 Director

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE COMPANY'S BOARD OF DIRECTORS.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Securities

 Common Stock

   The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of September 30, 2000, with respect to persons known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock and directors, director nominees and executive officers of the Company.

                                                Amount and
                                                nature of
Name and, as appropriate, address of            beneficial            Percent
beneficial owner                               ownership(1)         of class(1)
------------------------------------           ------------         -----------
Pictet & Cie.................................   2,888,640(11)          25.59%
 29 Bd Georges Favon
 P.O. Box 5130
 1204 Geneva, Switzerland

Credit Suisse Asset Management Funds.........     920,000(10)           9.36%
 Uraniastrasse 9
 P.O. Box 800
 8070 Zurich, Switzerland

Teachers Pension Fund of Berne...............   1,547,826(12)          14.92%
 Unterdorfstrasse 5
 3072 Ostermundigen 2, Switzerland

S.R. One Limited.............................     587,800(2)            6.08%
 200 Barr Harbor Drive, Suite 250
 W. Conshohocken, PA 19428

Forsikrings-Aktieselskabet Alka Liv..........     544,389(13)           5.61%
 Engelholm Alle 1
 2630 Taastrup, Denmark

Timothy G. Biro..............................       8,100(3)(4)           *

Joseph F. Bozman, Jr.........................      36,333(3)              *

Richard A. Davis.............................       7,340(3)(8)           *

Dr. Brenda D. Gavin..........................     587,800(3)(5)(9)      6.08%

Stuart S. Lang...............................       7,800(3)              *

Jon S. Pitcher...............................      48,525(3)              *

Humberto V. Reyes............................      96,666(3)              *

Dr. Timothy C. Rodell........................     154,333(3)            1.62%

Ray R. Rogers................................     248,034(3)(6)         2.61%

Paul C. Sharpe(14)...........................     143,333(3)            1.51%

A.R. Sitaraman...............................      14,000(3)(7)           *

Executive officers and directors as a group--
 11 persons..................................   1,352,264              13.13%

--------
  * Less than one percent.

 (1) As required by regulations of the Securities and Exchange Commission, the number of shares in this table includes shares which can be purchased by the named party within 60 days, or, shares with respect to which the named party may obtain voting power or investment power within 60 days. As also required by such regulations, each percentage reported in the table for these named parties is calculated as though shares which can be purchased within 60 days have been purchased by the respective person or group and are outstanding.

 (2) The holdings of S.R. One Limited include 428,389 shares of the Company's Series B Preferred Stock which are convertible into 85,677 shares of Common Stock and warrants exercisable for 207,812 shares of Common Stock. The holdings of S.R. One Limited also include 1,600 shares of Common Stock owned by Dr. Gavin and 5,000 shares of Common Stock subject to options held by Dr. Gavin.

 (3) The holding of Mr. Bozman include 33,333 shares of Common Stock subject to options. The holding of Mr. Davis and Dr. Gavin each include 5,000 shares of Common Stock subject to options. The holdings of Mr. Lang include 7,000 shares of Common Stock subject to options. The holdings of Mr. Biro and Mr. Sitaraman each include 8,000 shares of Common Stock subject to options. The holdings of Mr. Pitcher include 44,000 shares of Common Stock subject to options. The holding of Mr. Reyes include
     96,666 shares of Common Stock subject to options. The holdings of Dr. Rodell include 153,333 shares of Common Stock subject to options. The holdings of Mr. Rogers include 144,066 shares of Common Stock subject to options. The holdings of Dr. Sharpe include 133,333 shares of Common Stock subject to options.

 (4) Mr. Biro disclaims beneficial ownership of 5,000 shares of Common Stock subject to options.

 (5) Dr. Gavin is President of S.R. One Limited. S.R. One Limited owns 287,711 shares of Common Stock, 428,389 shares of the Company's Series B Preferred Stock, and warrants exercisable for 207,812 shares of Common Stock. The holdings of S.R. One Limited are included in Dr. Gavin's holdings, but Dr. Gavin disclaims beneficial ownership of the OXIS securities owned by S.R. One Limited.

 (6) Included are 2,000 shares of Common Stock owned by Mr. Rogers' individual retirement account.

 (7) Mr. Sitaraman's holdings include 3,060 shares of Common Stock owned by his SEP-IRA, 1,740 shares of Common Stock owned by his wife's SEP-IRA and 1,200 shares of Common Stock owned in equal amounts by Mr. Sitaraman's and his spouse's individual retirement accounts.

 (8) Mr. Davis' holdings include 1,280 shares of Common Stock owned by Mr. Davis jointly with his spouse.

 (9) Dr. Gavin's holdings include 1,600 shares of Common Stock owned by Dr. Gavin jointly with her spouse.

(10) The holdings of Credit Suisse include warrants exercisable for 460,000 shares of Common Stock.

(11) The holdings of Pictet & Cie include warrants exercisable for 1,918,332 shares of Common Stock.

(12) The holding of Teachers Pension Fund of Berne include warrants exercisable for 1,001,884 shares of Common Stock.

(13) The holding of Forsikrings-Aktieselskabet Alka Liv include warrants exercisable for 324,826 shares of Common Stock.

(14) Dr. Sharpe has resigned as the Company's President and Chief Executive Officer effective October 27, 2000.

 Series B Preferred Stock

   The following table sets forth certain information, as of September 30, 2000, with respect to persons known by the Company to be the beneficial owner of more than five percent of the Company's Series B Preferred Stock. Except as noted in footnote (1) below, no directors, nominee directors or executive officers of the Company beneficially own any of the Company's Series B Preferred Stock.

                                                                        Percent
                                                   Amount and nature      of
Name and address                                of beneficial ownership  class
----------------                                ----------------------- -------
S.R. One Limited...............................       428,389(1)        100.00%
 200 Barr Harbor Drive, Suite 250
 W. Conshohocken, PA 19428

--------
(1) Dr. Gavin, an OXIS director, is President of S.R. One Limited. S.R. One Limited owns 287,711 shares of Common Stock, 428,389 shares of the Company's Series B Preferred Stock, and warrants exercisable for 207,812 shares of Common Stock. Dr. Gavin disclaims beneficial ownership of the OXIS securities owned by S.R. One Limited.

 Series C Preferred Stock

   The following table sets forth certain information, as of September 30, 2000, with respect to persons known by the Company to be the beneficial owner of more than five percent of the Company's Series C Preferred Stock. No directors, nominee directors or executive officers of the Company beneficially own any of the Company's Series C Preferred Stock.

                                                                         Percent
                                                    Amount and nature      of
Name and address                                 of beneficial ownership  class
----------------                                 ----------------------- -------
Rauch & Co......................................         200,000          32.87%
 c/o State Street Bank & Trust
 225 Franklin Street
 Boston, MA 02110

Finovelec S.A. .................................         155,555          25.56%
 6, rue Ancelle
 92521 Neuilly Cedex, France

Sofinnova Capital F.C.P.R.......................          94,051          15.46%
 51, rue Saint Georges
 75009 Paris, France

American Health Care Fund, L.P..................          77,000          12.65%
 2748 Adeline, Suite A
 Berkeley, CA 94703

Sofinnova S.A. .................................          62,700          10.30%
 51, rue St. Georges
 75009 Paris, France

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   Set forth below is information regarding the nominees for director and the executive officers of the Company.

Joseph F. Bozman, Jr.
Age: 55

   Chairman of the Board. President and Chief Executive Officer. Mr. Bozman has been a director of the Company since August 1, 2000 and Chairman of the Board since August 30, 2000. Appointed President and Chief Executive Officer effective October 19, 2000. From November 1998 until March 2000, Mr. Bozman was Chairman and Chief Executive Officer of Amarin Corp. (formerly Ethical Holdings plc), a publicly traded pharmaceutical company. Prior to joining Amarin, Mr. Bozman was a founder and Executive Director of SkyePharma plc, a company that develops methods for delivering drugs in the human body. SkyePharma plc is traded on both the London Stock Exchange and the Nasdaq National Market. Mr. Bozman has also been President and Chief Executive Officer of MD Pharmaceutical, Inc. and International Medication Systems, Limited, both subsidaries of Medeva plc. Mr. Bozman holds a B.S. degree in Business Administration with a concentration in Marketing from California State University Sacramento.

Timothy G. Biro
Age: 47

   Director. Mr. Biro has been a director of the Company since August 15, 1995. Mr. Biro is currently the Managing Partner of Ohio Innovation Fund I, L.P., a venture capital partnership which invests in early-stage technology based businesses. In addition to being a director of OXIS, Mr. Biro is a member of the board of directors of Datatrak, Inc.

   Mr. Biro was previously a general partner of Brantley Ventures Partners II, L.P. and Brantley Venture Partners III, L.P. Prior to joining Brantley Venture Partners in 1991, Mr. Biro was Superintendent of Pharmaceutical Manufacturing at Merck & Co., Inc. Mr. Biro holds B.S. degrees in Microbiology from Pennsylvania State University and in Pharmacy from Temple University, and an MBA from the Wharton School of Business.

Richard A. Davis
Age: 64

   Director. Mr. Davis has been a member of the Board since January 28, 1998. Mr. Davis has retired as President and Chief Executive Officer of Pentzer Corporation, a private investment company and subsidiary of AVISTA Corp. He is currently involved as a private investor. He has 20 years of service with Pacific Northwest Bell (now US West Communications). He has served as Chief of Staff to former Washington Governor Booth Gardner, chief executive of the State of Washington's Department of Labor and Industries and director of the state's Office of Financial Management. Mr. Davis received a B.S. degree from the University of Oregon and attended advanced programs at both the University of Illinois and Stanford University. He has served as an advisor to the Washington State Investment Board and has served on the boards of several medical diagnostic companies. He currently is on the Board of Regents for Washington State University, serves on the Washington Technology Alliance Board, and is Past Chair of the Association of Washington Business.

Stuart S. Lang
Age: 63

   Director. Mr. Lang has been a director of the Company since January 19, 1996. Mr. Lang has worked in the accounting field for over 25 years. He has been a tax partner and subsequently partner in charge of the Portland office of a national CPA firm. He founded a local accounting firm, The Lang Group, in Portland, Oregon in 1985, and was managing member of that firm until 1997 when it combined with Moss Adams, LLP. Mr. Lang currently divides his time between public accounting and as an officer of a merger and acquisition advisory company. Mr. Lang is past Chairman of IA International, an international affiliation of independent accounting firms. He has served as a member of AICPA tax subcommittees, including Responsibilities in Tax Practice, and as chairman of the OSCPA Taxation and Estate Planning Committees.

Timothy C. Rodell
Age: 49

   Director. Dr. Rodell was appointed to the Board effective February 15, 2000. Board-certified in Internal Medicine and Pulmonary Medicine, Dr. Rodell received his M.D. from University of North Carolina School of Medicine in 1980. Dr. Rodell also served as a post-doctoral research fellow at the Webb-Waring Lung Institute in Denver, Colorado. Prior to joining OXIS, Dr. Rodell was the Executive Vice President of Operations and Product Development for Cortech, Inc. Dr. Rodell became Chief Technology Officer of the Company upon Dr. Sharpe assuming the position of CEO. Dr. Rodell has also been President of OXIS Therapeutics, Inc. since March 18, 1998 and was the Chief Operating Officer of OXIS from March 1, 1996 until March 18, 1998. Dr. Rodell has submitted his resignation as the Company's Chief Technology Officer effective October 31, 2000.

Ray R. Rogers
Age: 60

   Special Advisor and Director. Mr. Rogers was the founder and Chairman of the Board of International BioClinical, Inc. ("IBC") until 1994, when he became Chairman of OXIS International, Inc. Mr. Rogers became Chief Executive Officer of OXIS effective March 18, 1998. He also served as Chairman and President of DDI Pharmaceuticals, Inc. from 1993 until the completion of the acquisition of IBC and Bioxytech, which resulted in the creation of OXIS. Mr. Rogers served on the Supervisory Board of OXIS International, S.A., the Company's French subsidiary, from 1994 until 1996. Over the years he has served on both for-profit and non-profit boards and has also been active in biotechnology in Oregon serving as Chairman of the Oregon Biotechnology Association during 1993 and 1994. Mr. Rogers resigned as CEO on February 15, 2000 upon Dr. Sharpe assuming the position, and he resigned as Chairman of the Board effective June 30, 2000. Mr. Rogers is currently employed by the Company as a special advisor reporting to the Board of Directors.

Jon S. Pitcher
Age: 51

   Secretary, Vice President of Finance and Administration and Chief Financial Officer. A Certified Public Accountant, Mr. Pitcher received an M.S. degree in Accounting and Information systems from University of California at Los Angeles. Prior to joining IBC as the Chief Financial Officer, Mr. Pitcher was a partner with Ernst & Young where he was responsible for coordination of the firm's services to private and publicly held clients primarily in the healthcare industry. Mr. Pitcher has been Vice President and Chief Financial Officer of OXIS since September 7, 1994 and Secretary since August 15, 1995.

Humberto V. Reyes
Age: 55

   President, OXIS Health Products Inc. Mr. Reyes holds a B.S. in Chemistry from the University of Puerto Rico. He has more than 20 years of progressive management experience in the diagnostic and related industries including VP of Manufacturing, Dade Division at Baxter, VP/GM Chromatography Division, Varian and Associates and Senior VP at Microgenics Corporation, a biotechnology corporation. Mr. Reyes is also a member of the board of directors of Response Biomedical, a biotechnology company in the Vancouver, Canada area. Mr. Reyes joined the Company in August 1997 and has been the President of OXIS Health Products, Inc. since March 18, 1998.

                         BOARD AND COMMITTEE MEETINGS

   The Board of Directors has a Compensation Committee, which administers the Company's 1994 Stock Incentive Plan and other compensation plans and acts upon such other compensation matters as may be referred to it by the Board. The members of the Committee during 1999 were Messrs. Biro, Lang, and Sitaraman. The Compensation Committee met three times during 1999.

   The Board has an Audit Committee, which oversees the Company's internal accounting procedures and consults with, and reviews the reports of, the Company's independent accountants. The members of the Committee during 1999 were Messrs. Biro, Lang and Sitaraman. The Audit Committee met three times during 1999.

   During the year ended December 31, 1999, the Board of Directors of the Company met four times, and each director, except Dr. Needham, attended at least 75% of the Company's Board meetings held during the period for which he or she was a director. Dr. Needham did not attend either of the two meetings held during the period for which he was a director. The Board does not have a separate nominating committee.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

   The Company pays an annual fee of $4,000 to each non-employee director and an additional $1,000 to non-employee directors for serving as committee chair. The Company does not pay meeting fees but directors are reimbursed for their expenses incurred in attending meetings. Employee directors receive no compensation as directors. Non-employee directors may also be compensated for special assignments.

   Under the Company's 1994 Stock Incentive Plan, non-employee directors are awarded options to purchase 15,000 shares of Common Stock upon becoming directors of the Company and options to purchase 5,000 shares of Common Stock annually thereafter.

Executive Officers

 Summary Compensation Table

   The following table shows the compensation paid during the last three years to Company officers who received more than $100,000, or served as Chief Executive Officer, during any such year:

                                                    Annual          Long Term
                                                 Compensation      Compensation
                                               ----------------       Awards
Name and Position                         Year  Salary   Bonus       Options
-----------------                         ---- -------- -------    ------------
Ray R. Rogers............................ 1999 $240,000     --       200,000(1)
 Chairman of the Board                    1998 $210,200 $50,000(3)    28,000(2)
 and Chief Executive Officer(6)(7)        1997 $185,000 $37,000(5)    20,000(4)

Dr. Anna D. Barker....................... 1998 $ 61,100     --           --
 President and Chief Executive Officer(6) 1997 $185,000 $27,750(5)    20,000(4)

Dr. Timothy C. Rodell.................... 1999 $192,319     --       175,000(1)
President, OXIS Therapeutics, Inc.(8)     1998 $224,600 $50,000(3)    20,000(2)
(from March 1, 1996)                      1997 $220,000 $15,000(5)    10,000(4)

Humberto V. Reyes........................ 1999 $173,500     --       125,000(1)
 President, OXIS Health Products, Inc.    1998 $150,100 $35,000(3)    15,000(2)
 (from August 1, 1997)

Jon S. Pitcher........................... 1999 $135,000     --        75,000(1)
 Vice President, Chief Financial Officer  1998 $124,200 $25,000(3)    15,000(2)
 and Secretary                            1997 $110,400 $14,000(5)    10,000(4)

--------
(1) Options to purchase 200,000 shares of Common Stock awarded to Mr. Rogers, options to purchase 175,000 shares of Common Stock awarded to Dr. Rodell, options to purchase 125,000 shares of Common Stock awarded to Mr. Reyes and options to purchase 75,000 shares of Common Stock awarded to Mr. Pitcher as part of their 1999 compensation.

(2) Options to purchase 28,000 shares of Common Stock awarded to Mr. Rogers, options to purchase 20,000 shares of Common Stock awarded to Dr. Rodell and options to purchase 15,000 shares of Common Stock awarded each to Messrs. Reyes and Pitcher as part of their 1998 compensation.

(3) Bonuses for 1998 approved by the Compensation Committee.

(4) Options to purchase 20,000 shares of Common Stock each awarded to Mr. Rogers and Dr. Barker and options to purchase 10,000 shares of Common Stock each awarded to Dr. Rodell and Mr. Pitcher as part of their 1997 compensation.

(5) Bonuses for 1997 approved by the Compensation Committee.

(6) Effective March 18, 1998, Dr. Barker resigned as the Company's President and Chief Executive Officer and Mr. Rogers was appointed Chief Executive Officer.

(7) Mr. Rogers resigned his position as the Company's Chief Executive Officer effective February 15, 2000, and as the Company's Chairman of the Board of Directors effective June 30, 2000.

(8) Dr. Rodell has submitted his resignation as the President of OXIS Therapeutics, Inc. and as the Company's Chief Technology Officer effective October 31, 2000.

   In connection with Dr. Barker's resignation as the Company's President and Chief Executive Officer, the Company and Dr. Barker entered into a consulting agreement pursuant to which the Company agreed to pay to Dr. Barker $15,417 per month for a nine-month period. Pursuant to the agreement, Dr. Barker has become fully vested with respect to all stock options issued to her by the Company, and her right to exercise such options has been extended until a date two years and nine months following her resignation.

                       OPTION GRANTS IN LAST FISCAL YEAR

   Options granted to executive officers of the Company who are included in the Summary Compensation Table above for 1999 were as shown below:

                                          Individual Grants
                      ---------------------------------------------------------
                        Number of     % of total
                      common shares options granted Exercise
                       underlying   to employees in price per
Name                      grant          1999         share    Expiration date
----                  ------------- --------------- --------- -----------------
Ray R. Rogers........    200,000(1)        30%       $.4375   December 21, 2009

Timothy C. Rodell....    175,000(1)        26%       $.4375   December 21, 2009

Humberto V. Reyes....    125,000(1)        19%       $.4375   December 21, 2009

Jon S. Pitcher.......     75,000(1)        11%       $.4375   December 21, 2009

--------
(1) The options granted to the above executive officers during 1999 become exercisable as to 1/3 of the shares in each of 1999, 2000 and 2001.

FISCAL YEAR END OPTION VALUES

   During 1999, no options were exercised by any of the Company's executive officers. All options issued to executive officers who are included in the Summary Compensation Table above are shown below.

                              Number of common shares    Value of unexercised
                              underlying unexercised         in-the-money
                                    options at                options at
                                 December 31, 1999         December 31, 1999
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
Ray R. Rogers...............   134,732      142,668      $77,083     $154,167

Anna D. Barker..............    49,400            0      $     0     $      0

Timothy C. Rodell...........   137,666      132,334      $67,448     $134,896

Humberto V. Reyes...........    91,666       88,334      $48,176     $ 96,355

Jon S. Pitcher..............    64,000       55,000      $28,906     $ 57,812

EMPLOYMENT CONTRACTS

   Effective April 3, 2000, the Company entered into an Executive Separation and Employment Agreement with Ray R. Rogers. The agreement provides that Mr. Rogers would resign as Chairman of the Company's Board of Directors no later than June 30, 2000, and that the Company would employ Mr. Rogers as a special advisor reporting to the Board of Directors for a period of twelve months following his resignation as Chairman. The agreement provides an annual base salary of $240,000. Unless terminated by either party, the agreement will automatically renew for one year. The agreement prohibits Mr. Rogers from accepting other full-time employment or engaging in certain activities competitive to the Company without prior consent. If the Company terminates Mr. Rogers' employment prior to the expiration of the agreement, it must continue Mr. Rogers' salary for twelve months after termination. If the agreement is not renewed after one year, Mr. Rogers' salary is to be continued for six months. Upon termination Mr. Rogers' unvested stock options will fully vest, and the period during which he can exercise the options will be extended.

   The Company also entered into employment agreements with Mr. Reyes and Mr. Pitcher, effective April 3, 2000. These agreements provide that the Company will employ Mr. Reyes and Mr. Pitcher in their current positions for a period of one year at their current annual salaries ($182,000 for Mr. Reyes and $135,000 for Mr. Pitcher). Unless terminated by either party, the agreements will automatically renew for one year. The agreements prohibit either executive from accepting other full-time employment or engaging in certain activities competitive to the Company without prior consent. If the Company terminates either executive's employment prior to the expiration of the agreement it must continue his salary for twelve months. If either agreement is not renewed after one year, the executive's salary is to be continued for six months. Upon termination, Mr. Reyes' and Mr. Pitcher's stock options will fully vest, and the period during which they can be exercised will be extended.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   To the Company's knowledge, no directors or executive officers of the Company or beneficial owners of more than ten percent of the Company's Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, for transactions or events with respect to the Company's Common Stock occurring in the preceding fiscal year ended December 31, 1999.

      PROPOSAL NO. 2--APPROVAL OF AMENDMENT TO 1994 STOCK INCENTIVE PLAN
                            (Item 2 on Proxy Card)

   The Company's Board of Directors and stockholders have previously approved the adoption of the Company's 1994 Stock Incentive Plan (the "Plan") and the reservation of 1,365,000 shares of the Company's Common Stock for issuance thereunder. In January 2000, the Board of Directors approved the issuance of options to acquire shares of the Company's Common Stock under the Plan to the executive officers of the Company as follows: Ray R. Rogers--200,000 shares, Timothy C. Rodell--92,500 shares, Humberto V. Reyes--100,000 shares, and Jon
S. Pitcher--100,000 shares. The options for Mr. Reyes and Mr. Pitcher and options for 100,000 shares for Mr. Rogers and 41,111 shares for Dr. Rodell are subject to the adoption by the Company's stockholders of an amendment increasing the number of shares issuable under the Plan by at least 400,000 shares. In January 2000, the Board of Directors also authorized an amendment to the Plan, subject to stockholder approval, to increase the number of shares issuable under the plan by 400,000 shares. In August 2000, the Board of Directors approved the issuance to Joseph F. Bozman, Jr. of an option to acquire 100,000 shares of the Company's Common Stock under the Plan. This option is subject to shareholder approval of an amendment to the Plan to make adequate shares available for issuance under the Plan. In October 2000, the Board of Directors authorized another amendment to the Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by a total of 885,000 shares, bringing the total number of shares issuable under the Plan to 2,250,000. At the Meeting, the stockholders are requested to consider and approve the proposed amendment to the Plan to increase the number of shares issuable under the Plan to 2,250,000. The OXIS Board believes that adoption of the amendment to the Plan will ensure OXIS' ability to attract and retain the best available individuals to serve as employees, officers, directors, consultants, independent contractors and advisors of OXIS.

Summary of the Plan

   The Plan permits granting stock options to acquire shares of OXIS' Common Stock ("Options"), awarding stock bonuses of OXIS' Common Stock, selling shares of OXIS' Common Stock and granting stock appreciation rights ("SARs") (collectively, the "Awards"). Both incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs") may be granted under the Plan.

   Awards under the Plan to persons other than directors of OXIS who are not employees of either OXIS or a subsidiary of OXIS (the "Non-employee Directors") are not determinable because such awards are made in the discretion of the OXIS Board or its designated committee. See "Administration" below.

Purpose

   The purposes of the Plan are to attract, retain and provide equity incentive to selected persons to promote the financial success of OXIS. The OXIS Board of Directors believes that it is essential to the future of OXIS that OXIS be in a position to grant Awards under a stock incentive plan to selected employees, officers, directors, consultants, independent contractors and advisors in order for OXIS to remain competitive in attracting and retaining such individuals.

Administration

   The Plan is administered by a committee of the Board of Directors of OXIS (the "Plan Committee") comprised of at least two "disinterested persons" within the meaning of former Rule 16b-3(c)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), although the Plan could be administered by the OXIS Board if it were comprised solely of "disinterested persons." The interpretation and construction of any provision of the Plan or any related agreement by the Plan Committee is final and binding. With the exception discussed below in "Options--Non-Employee Director Formula Option Grants", the Plan Committee selects the persons to whom Awards will be granted, determines the type of Award, the number of shares to be covered by any Options or SARs awarded, the exercise price of any such Options, the period during which any such Options may be exercised and all other terms and conditions of Awards.

Eligibility

   With the exception discussed below in "Options--Non-Employee Director Formula Option Grants," the Plan provides that Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of OXIS or any parent, subsidiary or affiliate of OXIS. ISOs may be granted only to employees (including officers and directors who are also employees) of OXIS or any parent, subsidiary or affiliate of OXIS. See "Certain United States Federal Income Tax Information" below for information concerning the tax treatment of ISOs and NQSOs.

   As of September 30, 2000, there were nine directors of OXIS (five of whom are Non-Employee Directors) and two OXIS officers (who are not directors) eligible to participate in the Plan. There are approximately 49 employees of OXIS and its subsidiaries who are not serving as officers who are also eligible to participate in the Plan. It is not possible to estimate the number of consultants, independent contractors and advisors who are or may become eligible to participate in the Plan.

Options

 Grant of Options

   The date of grant of an Option is the date on which the Plan Committee makes the determination to grant the Option unless otherwise specified by the Plan Committee. Option grants are evidenced by a written stock option grant and, if for any reason a written stock option grant is not executed within sixty (60) days of the date of grant, such Option grant shall be null and void. No consideration shall be received by OXIS for the granting of Options. Subject to the express provisions of the Plan, the exercise of an Option shall be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture.

   Options shall be exercisable on the terms set forth in the stock option grant; provided that no Option shall be exercisable after the expiration of ten years from the Option grant date. The Plan Committee may accelerate the earliest exercise date of any Option.

   The Plan states that there is a $100,000 limit to the aggregate fair market value (calculated as set forth in "Option Price" below) of stock with respect to which ISOs, whether granted under the Plan or any other ISO plan of OXIS or its parent or subsidiary, are exercisable for the first time by an optionee during any calendar year. The above limitations are driven by provisions of the Code and are subject to change in the event that the relevant sections of the Code or regulations promulgated thereunder are amended.

 Option Price

   The exercise price of a NQSO shall be not less than eighty-five percent (85%) of the fair market value of the shares underlying the Option on the date the Option is granted. The exercise price of an ISO shall be no less than one hundred percent (100%) of the fair market value of the shares on the date the Option is granted, unless the person to whom the Option is granted is a ten percent (10%) shareholder of OXIS in which case the exercise price shall be not less than one hundred ten percent (110%) of the fair market value of the shares on the date the Option is granted. The Plan Committee shall have the power, within certain limitations, to reduce the exercise price of outstanding Options.

   For purposes of the Plan, the fair market value of a share of OXIS' Common Stock on a given date shall be the closing price on the Nasdaq National Market System on the last trading day prior to the date of determination. The closing price per share of OXIS' Common Stock on October 26, 2000, on the Nasdaq National Market System was $0.8125.

   The method of payment for shares issued upon exercise of Options granted under the Plan shall be determined by the Plan Committee and may consist of cash, cancellation of indebtedness, other shares of Common Stock and certain other methods permitted by law.

 Non-Employee Director Formula Option Grants

   No ISOs, SARs or stock bonuses shall be awarded or shares sold to Non-Employee Directors under the Plan. All grants of Options to Non-Employee Directors are automatic and nondiscretionary. Accordingly, no person shall have any discretion to select which such Non-Employee Directors shall be granted Options, to determine when such Options may be granted or to determine the number of shares of OXIS' Common Stock to be covered by Options granted to such Non-Employee Directors. All grants of Options to such Non-Employee Directors shall be made in strict accordance with the following provisions:

   (i) On the first business day following OXIS Board approval of the Plan, each Non-Employee Director received a NQSO covering 3,000 shares of Common Stock. The OXIS Board approved the Plan on June 15, 1994 and the closing price per share of OXIS' Common Stock was $17.50. Non-Employee Directors appointed by the OXIS Board or elected by the OXIS stockholders after such date shall receive a NQSO covering 3,000 shares of Common Stock on the first business day following such appointment or initial election. Thereafter, annually on the first business day following the 1995 Annual Meeting of OXIS' stockholders and the first business day following each Annual Meeting thereafter, each Non-Employee Director (other than one taking office for the first time as a result of his or her election at such Meeting) shall receive a NQSO covering
1,000 shares of Common Stock. Effective August 1, 2000, the Plan was amended by the Company's Board of Directors so that new Non-Employee Directors shall receive a NQSO covering 15,000 shares of Common Stock upon their appointment or election and each Non-Employee Director shall receive a NQSO covering 5,000 shares of Common Stock annually on the first business day following each Annual Meeting.

   (ii) The exercise price of such Options shall be equal to one hundred percent (100%) of the fair market value of the shares on the date of grant determined as set forth under "Option Price" above.

   (iii) Such Options shall be exercisable beginning six months after the date of the grant and their term shall be ten years.

Stock Bonuses

   The Plan Committee may award shares under the Plan as stock bonuses for no consideration or for such minimum consideration as may be required by applicable law in an amount and form as determined by the Plan Committee. An award of a stock bonus shall be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture. The recipient of a stock bonus must also satisfy any applicable federal, state or local tax withholding requirements.

Stock Sales

   The Plan Committee may issue shares of OXIS Common Stock under the Plan for such amount (no less than par value) and form of consideration as determined by the Plan Committee. A stock sale under the Plan shall be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase or forfeiture. The purchaser must also satisfy any applicable federal, state or local tax withholding requirements.

Stock Appreciation Rights

   A SAR may be granted by the Plan Committee in tandem with an Option or as a freestanding SAR. No consideration shall be received by OXIS for the granting of SARs. Subject to the express provisions of the Plan, the exercise of a SAR shall be subject to such terms, conditions and restrictions as the Plan Committee may impose at its sole discretion, including restrictions concerning transferability, repurchase and forfeiture. The recipient of a SAR must also satisfy any applicable federal, state or local tax withholding requirements.

   A SAR shall be exercisable only at the time or times established by the Plan Committee; provided that no SAR shall be exercisable after the expiration of ten years from the date the SAR was granted. If a SAR is granted in connection with an Option, the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised and, upon exercise of such a SAR, any Option or any portion of such Option to which the SAR relates shall terminate. Similarly, upon the exercise of an Option to which a SAR relates, the SAR or portion thereof to which the Option relates shall terminate.

   The Plan Committee may accelerate the earliest exercise date of any SAR.

Nonassignability of Options and SARs

   Options and SARs granted pursuant to the Plan are nonassignable and nontransferable by the optionee or recipient, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee or recipient, only by the optionee or recipient or any permitted transferee.

Adjustment Upon Changes in Capitalization and Corporate Transactions

   In the event that the number of outstanding shares of Common Stock of OXIS is increased or decreased by a change in the capital structure of OXIS without consideration, such as stock splits or dividends, or, if a substantial portion of the assets of OXIS are distributed without consideration to the stockholders of OXIS in a spin-off or similar transaction, appropriate adjustments shall be made in the number or kind of shares available for Awards under the Plan, the number or kind of shares subject to outstanding Options or SARs and the exercise price per share of such Options.

   In the event of a merger, consolidation, or similar occurrence where OXIS is not the surviving corporation, or the sale of all or substantially all of the assets of OXIS, each outstanding Award shall be assumed or substituted by such successor corporation. In the event such successor corporation does not agree to assume or substitute such Awards or to provide substantially similar consideration to optionees or other recipients of Awards as was provided to stockholders, or in the event of a dissolution or liquidation of OXIS, OXIS shall notify each optionee or other recipient that the Awards shall expire on a date at least twenty (20) days after OXIS gives such written notice.

Termination of Employment or Service Through Death, Disability or Otherwise

   Under the Plan, in the event an optionee ceases to be employed by or to provide services to OXIS or any parent or subsidiary of OXIS (and, in the case of a NQSO, by or to any affiliate of OXIS) for any reason other than death or permanent and total disability, any Option which was exercisable at the date of termination may thereafter be exercised for a period of thirty (30) days. If termination results from death or permanent and total disability, any Option which was exercisable at the date of termination may thereafter be exercised for a period of twelve (12) months. However, in no event may any Option be exercised once its term has expired.

Plan Amendment and Termination

   Except as described below, the Plan Committee may amend the Plan at any time or may terminate the Plan without stockholder approval. However, except with respect to SARs which may be withdrawn or amended at any time or may become subject to retroactive rules and regulations, no action may be taken which would impair the rights of any recipient of an Award without the consent of such recipient. In any event, the Plan will terminate on April 30, 2004.

   Stockholder approval is required for certain specified amendments to the Plan, including any amendment that increases the total number of shares for which Awards may be granted, extends the duration of the Plan, extends the period during and over which Options or SARs may be exercised under the Plan, or changes the class of persons eligible to receive awards granted under the Plan (except as may be required to comport with changes in the Code, ERISA or regulations promulgated thereunder).

Certain United States Federal Income Tax Information Regarding Options

   Options granted under the Plan may be either ISOs, as defined in Section 422 of the Code, or NQSOs.

 Incentive Stock Options

   If an Option granted under the Plan is an ISOs, the optionee will recognize no income under the grant of the ISO and incur no tax liability at the time of exercise unless the optionee is subject to the alternative minimum tax. OXIS will not be allowed a deduction for federal income tax purposes as a result of the exercise of the ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of option exercise or the sale price of the stock. OXIS will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

 Nonqualified Stock Options

   All Options which do not qualify as ISOs under the Code are NQSOs. Generally, an optionee will not recognize any taxable income at the time the optionee is granted a NQSO. However, upon exercise of the Option, the optionee will recognize ordinary income for income tax purposes equal to the excess of the then fair market value of the shares over the option price. The income recognized by an optionee who is also an employee of OXIS will be subject to tax withholdings by OXIS by payment in cash or out of the current earnings paid to the optionee. OXIS will be allowed a deduction for federal tax purposes in an amount equal to the income recognized by the optionee so long as OXIS has met all applicable withholding requirements and so long as the exercise of the option by optionee does not cause OXIS to violate the limits on executive compensation set forth in Section 162(m) of the Code. If the optionee holds such shares for more than one year following exercise of the option, any gain realized upon disposition will be treated as long-term capital gain. If the shares are sold within one year after the exercise date, any gain realized upon disposition will be treated as short-term capital gain. The gain realized upon disposition will be the excess, if any, of the sales price over the tax basis of the shares.

 Tax Summary Only

   The foregoing summary of the effect of federal income taxation upon the optionee and OXIS with respect to the purchase of OXIS' shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state, or foreign country.

Options Received by Certain Persons

   Options granted under the 1994 Stock Incentive Plan to certain individuals and groups of individuals since the inception of the Plan are set forth below:

                                                                    Number of
                                                                      Common
                                                                      Shares
                                                                    Underlying
                                                                      Grant
                                                                    ----------
Executive officers included in Summary Compensation Table:
  Ray R. Rogers...................................................    477,400(1)
  Timothy C. Rodell, Chief Technology Officer.....................    362,500(1)
  Humberto V. Reyes, President, OXIS Health Products, Inc.........    280,000(1)
  Jon S. Pitcher, Vice President, Chief Financial Officer and
   Secretary......................................................    219,000(1)
Nominees for election as directors, other than Rogers and Rodell:
  Joseph F. Bozman, Jr............................................   400, 000(1)
  Timothy G. Biro.................................................      8,000
  Richard A. Davis................................................      5,000
  Stuart S. Lang..................................................      7,000
All current executive officers, as a group........................  1,338,900
All current directors who are not executive officers, as a group..    33, 000(2)
All employees, excluding executive officers, as a group...........    111,060

--------
(1) Including options subject to stockholder approval of an amendment to the Plan.
(2) Including options to acquire 8,000 shares by director Sitaraman and 5,000 shares by director Gavin, neither of which are nominees for re-election

Stockholder Rights

   The recipient of an Award shall have no rights as a stockholder of OXIS with respect to any shares underlying such Award until the date such recipient is issued a stock certificate for such shares of OXIS.

Vote Required

   The approval of the amendment of OXIS' 1994 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Voting Stock present in person or represented by Proxy. Consequently, abstentions will have the effect of a vote against the proposed amendment.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO OXIS' 1994 STOCK INCENTIVE PLAN AND THE RESERVATION OF AN ADDITIONAL 885,000 SHARES FOR ISSUANCE THEREUNDER. UNLESS OTHERWISE DIRECTED BY A STOCKHOLDER, PROXIES WILL BE VOTED "FOR" ADOPTION OF THIS AMENDMENT OF THE 1994 STOCK INCENTIVE PLAN AND RESERVATION OF AN ADDITIONAL 885,000 SHARES FOR ISSUANCE THEREUNDER.

                       SELECTION OF INDEPENDENT AUDITORS

   Deloitte & Touche LLP has been selected to act as the Company's principal accountant for the fiscal year ending December 31, 2000. Representatives of Deloitte & Touche are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to questions of stockholders.

                                 OTHER MATTERS

   The Board of Directors of the Company knows of no other matters which are to be brought before the Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the Proxy to vote in accordance with their discretion pursuant to the terms of the Proxy.

   It is important that the Proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to fill in, sign, date and return the enclosed Proxy.

   A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission, is being delivered simultaneously herewith to each stockholder of the Company of record as of October 26, 2000, and is incorporated by reference herein.

   The Company's stock transfer agent and registrar is Boston EquiServe, P.O. Box 644, Boston, MA 02102. Telephone: (800) 442-2001.

                                          OXIS INTERNATIONAL, INC.

                                          By Joseph F. Bozman, Jr.
                                          Chairman

                           OXIS INTERNATIONAL, INC.

          PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph F. Bozman, Jr., and Stuart Lang, and each of them, as Proxies, each with the power to appoint his or her substitute, to represent and to vote, as designated on the reverse side, all the shares of Common Stock and voting Preferred Stock of OXIS International, Inc., held of record by, or otherwise entitled to be voted by, the undersigned on October 26, 2000 at the 2000 Annual Meeting of Stockholders of OXIS International, Inc., to be held on December 12, 1999 and any adjournment or postponement thereof.



                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                               SEE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are indicated, the Proxies will vote FOR Proposals 1 and 2.

1.   ELECTION OF DIRECTORS
Nominees: Timothy G. Biro; Joseph F. Bozman, Jr.; Richard A. Davis; Stuart S. Lang, Timothy C. Rodell; Ray R. Rogers

For         Withheld         For all nominees except as noted
   ----             ----                                     -------------------

2. To approve an amendment of the Company's 1994 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 885,000 shares, to an aggregate of 2,250,000 shares.

For         Against          Abstain
   ----            ----             ----

3.   OTHER MATTERS
     The Proxies are authorized to vote in their discretion, upon such other matters as may properly come before the meeting, and any adjournment or postponement thereof.

  PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE
                                              --------
                                   ENCLOSED.

If stock is held jointly, signature should include both names. If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title. If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer. If stock is held by a partnership, please sign in partnership name by authorized person.

                          Signature:                           Date:
                                    ------------------------        ----------

                          Signature:                           Date:
                                    ------------------------        ----------